UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2003

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3585 Monroe Street Santa Clara, California	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 579-2800

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 18, 2003 regarding Extreme Networks’ financial results for the quarter ended June 29, 2003.

99.2	Transcript of earnings call, held on July 18, 2003, relating to Extreme Networks’ financial results for the quarter ended June 29, 2003 and forward looking statements relating to Extreme Networks’ expected financial performance in fiscal year 2004.

Item 9.	Information provided under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. On July 18, 2003, Extreme Networks, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal fourth quarter ended June 29, 2003 and held a conference call regarding those results.

The press release and transcript of the conference call relating to the financial results for the fiscal quarter ended June 29, 2003, are attached hereto as Exhibits 99.1 and 99.2.

The Company provides in the press release and conference call certain non-GAAP financial measures, including pro forma net revenues and pro forma net loss per share. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. These non-GAAP financial measures exclude from the directly comparable GAAP measures certain one-time charges and the establishment of a tax valuation allowance. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. The Company believes the non-GAAP measures are useful to investors because they provide an alternative method for measuring the operating performance of the Company’s business, excluding certain non-cash items that would normally be included in the most directly comparable GAAP financial measure. The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTREME NETWORKS, INC.

Date: July 25, 2003	By:	/s/ HAROLD L. COVERT
Harold L. Covert Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 18, 2003 regarding Extreme’s financial results for the quarter ended June 29, 2003.

99.2	Transcript of earnings call, held on July 18, 2003, relating to Extreme’s financial results for the quarter ended June 29, 2003 and forward looking statements relating to Extreme’s expected financial performance in fiscal year 2004.